                                                                   Exhibit 10.10

                         TRADEMARK ASSIGNMENT AGREEMENT


                           DATED AS OF July 31, 1992


                                 BY AND BETWEEN


                             CLARK EQUIPMENT COMPANY,
                                   as Assignor

                                      AND


                        CLARK MATERIAL HANDLING COMPANY,
                                  as Assignee

                               TABLE OF CONTENTS

                                                                                    Page
ARTICLE 1         DEFINITIONS .....................................................    1

         1.1      General .........................................................    1
         1.2      "Agreement" .....................................................    2
         1.3      "Assigned Marks" ................................................    2
         1.4      "Assumed Liabilities" ...........................................    2
         1.5      "Eligible Goods and Services ....................................    2
         1.6      "Marks" .........................................................    2
         1.7      "Registrations" .................................................    3
         1.8      "Retained Business" .............................................    3
         1.9      "Retained Marks" ................................................    3

ARTICLE 2         INTELLECTUAL PROPERTY RIGHTS ....................................    3

         2.1      Assignment ......................................................    3
         2.1.1    Grant ...........................................................    3
         2.1.2    Delivery of Assignment Instruments ..............................    3
         2.1.3    Amendment of Trademark Registrations ............................    3
         2.1.4    Use of Marks; Change of Names ...................................    4
         2.2      Grant of License ................................................    6
         2.3      Reservation of Rights ...........................................    6
         2.4      No Other Assignments, Licenses or Access ........................    6

ARTICLE 3         DEFENSE AND MAINTENANCE .........................................    6

         3.1      Infringement Defense ............................................    6
         3.1.1    Notice and Control ..............................................    6
         3.1.2    Procedure .......................................................    7
         3.2      Maintenance of Registrations ....................................    7

ARTICLE 4         WARRANTIES ......................................................    7

                                      (i)

                                                                                    Page
ARTICLE 5         INDEMNIFICATION .................................................    7

         5.1.     Indemnification .................................................    7
         5.2      Assumed Liabilities .............................................    8

ARTICLE 6         MISCELLANEOUS ...................................................    8

         6.1      Notices .........................................................    8
         6.2      Successors and Assigns ..........................................    8
         6.3      Amendment, Modification and Waiver ..............................    9
         6.4      No Third Party Beneficiaries ....................................    9
         6.5      Interpretation ..................................................    9
         6.6      Legal Enforceability ............................................    9
         6.7      Governing Law ...................................................    9
         6.8      Entire Agreement ................................................    9
         6.9      Expenses ........................................................   10
         6.10     Counterparts ....................................................   10

ARTICLE 7         TERMINATION OF LICENSE ..........................................   10

                                      (ii)

SCHEDULES


1.3      ASSIGNED MARKS

1.7      REGISTRATIONS

2.1.2    FORM OF TRADEMARK ASSIGNMENT

2.2(a)   LICENSED MARKS

2.2(b)   LICENSE AGREEMENT

                                     (iii)

         TRADEMARK ASSIGNMENT AGREEMENT dated as of July 31, 1992, by and between CLARK EQUIPMENT COMPANY, a Delaware corporation (the "Assignor"), and CLARK MATERIAL HANDLING COMPANY, a Kentucky corporation (the "Assignee"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Purchase Agreement, and all such definitions are expressly made a part of this Agreement as though fully and completely set forth herein.

         WHEREAS, Assignor, either directly or through the Other Sellers, owns all of the issued and outstanding shares of capital stock of each member of the CMH Group other than the Clarklift/Samsung Entities, and owns a portion of the issued and outstanding shares of capital stock of each of the Clarklift/Samsung Entities (collectively, the "Group Stock");

         WHEREAS, Assignor and Terex Corporation, a Delaware corporation and the parent company of the Assignee have entered into a Stock Purchase Agreement dated as of May 27, 1992 (the "Stock Purchase Agreement"), providing for the sale by Assignor to the Purchaser of the Group Stock, all on the terms and subject to the conditions set forth in the Stock Purchase Agreement and the Ancillary Agreements; and

         WHEREAS, pursuant to the Stock Purchase Agreement, Assignor has agreed to assign to Assignee, and Assignee has agreed to acquire from Assignor, rights in certain marks owned by Assignor, in accordance with the terms and conditions set forth in this Agreement.


         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 General. Unless the context indicates otherwise, the terms "hereof", "herein" and "hereunder" as used in this Agreement shall refer to this Agreement in its entirety and not to any particular portion of this Agreement.

         1.2 "Agreement" means this Trademark Assignment Agreement and all Schedules and amendments and supplements, if any, hereto.

         1.3 "Assigned Marks" means all rights in (i) the CLARK Mark and all Marks that incorporate the term "Clark", but do not also include (x) the word "Equipment," (y) the word "Components," or (z) any derivative of either "Equipment" or "Components," for use in connection with Eligible Goods and Services, and only for such use, in those countries listed on Schedule 1.7 hereto; (ii) each of the Registrations listed on Schedule 1.3 annexed hereto which relates entirely or principally to Eligible Goods and Services, to the extent, and only to the extent, such registration relates to the country, and the Eligible Goods and Services indicated on said Schedule as to such registration; and (iii) the right to register in countries set forth on Schedule
1.7 applications for registration, as set forth in Section 2.1.3(a) hereof, for the CLARK Mark and other Marks that incorporate the word "Clark," but do not also include (x) the word "Equipment," (y) the word "Components," or (z) any derivative of either "Equipment" or "Components."

         1.4 "Assumed Liabilities" means all liabilities arising from or related to the use, in the conduct of the Business prior to the Closing Date, of any Assigned Mark.

         1.5 "Eligible Goods and Services" means forklift trucks, industrial trucks, tow tractors, tuggers, powered hand trucks and walkies, as well as parts, accessories and attachments relating to any of the foregoing, together with services and activities incidental to the foregoing, to the extent manufactured, sold and provided by Assignor exclusively with respect to the Business immediately prior to the Closing Date, plus any new models of or improvements to any of the foregoing products, but excluding transmissions, transaxles, axles, brakes, torque converters and systems to transfer power, and components and parts thereof and any other products, parts, components or services manufactured, distributed, or provided by Assignor or any of its other divisions or business units.

         1.6 "Marks" means all domestic and foreign trademarks, service marks, trade dress, and trademark and service mark registrations and applications therefor owned by Assignor on the Closing Date.

         1.7 "Registrations" means the domestic or foreign trademark or service mark registrations for the CLARK Mark and for the Marks that incorporate the term "Clark", and applications therefor, that are listed on Schedule 1.7 attached hereto.

         1.8 "Retained Business" means any business engaged in by Assignor on the Closing Date, or prior or subsequent thereto, other than the Business.

         1.9 "Retained Marks" means all rights in and to the CLARK Mark and any other Marks owned by Assignor or in which Assignor has any rights, other than the Assigned Marks.


                                   ARTICLE 2

                          INTELLECTUAL PROPERTY RIGHTS

         2.1 Assignment.

         2.1.1 Grant. Effective as of the Closing Date, Assignor hereby assigns and transfers to Assignee, and Assignee accepts, (a) all of Assignor's right, title and interest in and to the Assigned Marks, together with the goodwill associated with and symbolized by any Assigned Mark so assigned and transferred and (b) the right to sue for past infringement of any Assigned Mark.

         2.1.2 Delivery of Assignment Instruments. As soon as practical after the Closing Date, Assignor shall deliver to Assignee executed instruments of assignment substantially in the form of the Trademark Assignment contained in
Schedule 2.1.2 annexed hereto, with respect to any Registration which is an Assigned Mark.

         2.1.3 Amendment of Trademark Registrations. (a) As soon as practical after the Closing Date, to the extent permitted by applicable law, Assignor shall file in the United States Patent and Trademark Office (the "PTO") and each of the appropriate offices of the applicable foreign governments all instruments necessary to apply for all amendments to each Registration, where applicable, excluding Registrations on Schedule 1.3, so as to delete from its list of goods and services any Eligible Goods and

Services. Assignor shall use its commercially reasonable efforts to prosecute each such application through to completion, and shall retain each Registration with respect to all goods and services other than the Eligible Goods and Services. Assignee shall have the right to file in the PTO and appropriate foreign governmental agencies, for the countries set forth on Schedule 1.7 hereto, applications for registration of the CLARK Mark and other Marks that incorporate the term "Clark," but do not also incorporate (i) the word "Equipment," or (ii) the word "Components," or (iii) any derivative of "Equipment" or "Components," with respect to the Eligible Goods and Services. Assignor agrees to execute further documents necessary to effectuate this provision, including but not limited to consents to use.

         (b) As soon as practical after the Closing Date, to the extent permitted by applicable law, Assignee shall file in the PTO and each of the appropriate offices of the applicable foreign governments all instruments necessary to apply for all amendments to each Registration on Schedule 1.3 relating principally but not entirely to Eligible Goods and Services, so as to delete from its list of goods and services any goods and services that are not Eligible Goods and Services. Assignee shall use its commercially reasonable efforts to prosecute each such application through to completion, and shall retain each Registration with respect to all Eligible Goods and Services. As to each such Registration in connection with which Assignee files for an amendment, Assignor shall have the right to file, in the country issuing said Registration, an application for a registration of the mark in question for goods and services other than Eligible Goods and Services. Assignee agrees to execute further documents necessary to effectuate this provision, including but not limited to consents to use.

         2.1.4 Use of Marks; Change of Names. (a) From and after the Closing Date, Assignee shall be entitled to use all of the Assigned Marks in accordance with the terms hereof. Assignee will, as promptly as practicable following the Closing Date, remove or obliterate all the Retained Marks from its signs, purchase orders, invoices, sales orders, labels, letterheads, shipping documents and other materials, and Assignee shall not put into use after the Closing Date any such materials not in existence on the Closing Date that bear any Retained Mark or any Mark similar thereto (except that this provision shall not diminish Assignee's right to use the Assigned Marks or any variation thereof). Notwithstanding the foregoing, Assignee may (a) deplete all inventory, work-in-process, parts and materials existing on the Closing Date which use any Retained Mark or a mark similar thereto, (b) for a period of ninety (90) days following the Closing Date, deplete all stationery, invoices and other paper goods existing on the Closing Date which use any Retained Mark or a mark similar thereto, and (c) use (but shall deplete as promptly as reasonably practical) all packaging, brochures and parts manuals existing on the Closing Date which use any Retained Mark or a mark similar thereto; provided, however, that in each case Assignee shall place or cause to be placed on any such item a stamp, mark or other notation identifying the Business as a business of the CMH Group (and not of CEC); and provided, further, that in no event shall Assignee or any member of the CMH Group reorder any of the foregoing items. Nothing in this provision shall diminish Assignee's right to use any Assigned Marks or any variation thereof.

         (b) From and after the 40th Business Day following the Closing Date, Assignee shall not, nor shall any entity affiliated with Assignee, use any trade name or Mark that incorporates both the term "Clark" and (i) the term "Equipment," or (ii) the term "Components," or (iii) any derivative of "Equipment" or "Components." Within 40 Business Days after the Closing Date, Assignee shall cause each of the members of the CMH Group set forth below to change its corporate name to the name set forth opposite such corporation below:

    CMH Group Member                    New Corporate Name
    ----------------                    ------------------
Clark Equipment GmbH                    Clark Material Handling
                                          GmbH

Clark Components International          Clark Material Handling
  Inc.                                    International Inc.

Clark France Manutention S.A.           Clark Material Handling
                                          France Manutention S.A.

Clark Maquinaria S.A.                   Clark Material Handling
                                          Maquinaria S.A.

Clark Components Korea, Inc.            Clark Material Handling
                                          Korea, Inc.

         2.2 Grant of License. Notwithstanding any other provision of this Agreement, with regard to the Marks set forth on Schedule 2.2(a) annexed hereto (the "Licensed

Marks"), the provisions of the terms and conditions of the "License Agreement," annexed hereto as Schedule 2.2(b), shall control.

         2.3 Reservation of Rights. Assignor reserves all rights in Marks not specifically granted to Assignee pursuant to this Agreement.

         2.4 No Other Assignments, Licenses or Access. Except as expressly provided in this Agreement, Assignee is granted no assignments, licenses or rights by implication or otherwise in technology, business information, trademarks or other intellectual property rights owned, controlled or used by Assignor. Assignee acquires no rights hereunder in the Retained Marks.


                                   ARTICLE 3

                            DEFENSE AND MAINTENANCE

         3.1 Infringement Defense.

         3.1.1 Notice and Control. In the event that either party hereto or any of its affiliates or subsidiaries becomes a defendant in an infringement action commenced by a third party, and related to one or more of the Assigned Marks or the Retained Marks, said party shall promptly notify the other party in writing. In such case, Assignor and Assignee shall confer with regard to all material aspects of the defense. In the event that any claim in the action is for infringement of an Assigned Mark, Assignee shall control the defense and bear the expense for such claim, and in the event any claim is for infringement of a Retained Mark, Assignor shall control the defense and bear the expense for such claim. In either event, if the resolution of any such action could adversely affect any of the Retained Marks, Assignor shall have the right to control the defense of that portion of the action which so relates to or affects the Retained Marks, and if it could adversely affect any of the Assigned Marks, Assignee shall have the right to control the defense of that portion of the action which so relates to or affects the Assigned Marks. If either party elects not to defend and control the defense of a claim which it has the right to defend hereunder, then the other party shall have the right to defend and control the defense of such claim at its sole expense.

         3.1.2 Procedure. The parties hereto shall cooperate with each other at all times in connection with any infringement action under this Section 3.1. If only one of the parties is participating in such action, then the other party's cooperation shall be at no out-of-pocket expense to such other party.

         3.2 Maintenance of Registrations. After the Closing Date, Assignee may pursue, maintain, or renew any rights it has received under this Agreement in the Assigned Marks, but it shall have no obligation to do so.


                                   ARTICLE 4

                                   WARRANTIES

         Except as set forth in the Stock Purchase Agreement, Assignor makes no warranties or representations.

                                   ARTICLE 5

                                INDEMNIFICATION

         5.1. Indemnification. (a) Assignee hereby agrees to indemnify, defend and hold harmless Assignor and its subsidiaries and affiliates and their respective directors, officers, employees, agents and attorneys, from and against any claim directly or indirectly resulting from, arising out of, or related to the use by Assignee or any subsidiary or affiliate thereof, whether or not in accordance with this Agreement, of (i) any Retained Mark, Assigned Mark, or similar Mark, or (ii) any name using the term "Clark."

         (b) Assignor hereby agrees to indemnify, defend and hold harmless Assignee and its subsidiaries and affiliates and their respective directors, officers, employees, agents and attorneys, from and against any claim directly or indirectly resulting from, arising out of, or related to the use by Assignor or any subsidiary or affiliate thereof, whether or not in accordance with this Agreement, of (i) any Retained Mark, Assigned Mark, or similar Mark, or (ii) any name using the term "Clark."

         5.2 Assumed Liabilities. Upon the terms and subject to the conditions set forth in this Agreement and in addition to any other liabilities otherwise expressly assumed by Assignee pursuant to this Agreement, Assignee hereby confirms that it has assumed and agreed to pay, perform and discharge forthwith any and all Assumed Liabilities.


                                   ARTICLE 6

                                 MISCELLANEOUS

         6.1 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

(a)      if to the Assignor,        Clark Equipment Company
         to it at:                  100 North Michigan Street
                                    South Bend, Indiana 46601
                                    Telecopy No.: (219) 239-0237
                                    Attn: Bernard D. Henely, Esq.
                                    Vice President and
                                    General Counsel

         with a copy to:            White & Case
                                    1155 Avenue of the Americas
                                    New York, New York  10036
                                    Telecopy No.: (212) 354-8113
                                    Attn:   William F. Wynne, Jr.,
                                      Esq.

(b)      if to the Assignee,        Clark Material Handling
         to it at:                  Company
                                    106 West Vine Street,
                                    Suite 701
                                    Lexington, Kentucky 40507
                                    Telecopy No.: (606) 288-1355
                                    Attn: Michael J. Grossman,
                                      Esq.
                                    General Counsel

         6.2 Successors and Assigns. This Agreement may not be transferred, assigned, pledged or hypothecated by Assignee without the prior written consent of Assignor.

         6.3 Amendment, Modification and Waiver. This Agreement may be amended, modified or supplemented only by written agreement of the parties. Each party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Agreement on the part of such other party hereto to be performed or complied with. The waiver by either party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

         6.4 No Third Party Beneficiaries. This Agree- ment is solely for the benefit of the parties hereto and is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

         6.5 Interpretation. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where it would so apply.

         6.6 Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

         6.8 Entire Agreement. This Agreement, including the Schedules and the other agreements and documents referred to herein and incorporated herein by reference, and the Stock Purchase Agreement shall constitute the entire agreement between Assignor and Assignee with respect to the subject matter hereof and shall supersede all previous agreements, negotiations, commitments and writings with respect to such subject matter.

         6.9 Expenses. Except as otherwise provided in this Agreement or the Stock Purchase Agreement, Assignor and Assignee shall each pay their own costs and expenses incurred (whether or not payable as of the Closing Date) in connection with the consummation of the transactions contemplated by this Agreement, including without limitation the fees and expenses of their respective counsel, financial advisors and accountants.

         6.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.


                                   ARTICLE 7

                             TERMINATION OF LICENSE

         The grant of license set forth in Section 2.2 of the Intellectual Property Agreement between CEC and CMHC dated as of March 31, 1992 is hereby terminated upon execution of this Agreement by the parties hereto.


         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.


                                       CLARK EQUIPMENT COMPANY


                                       By /s/
                                         --------------------------------------
                                          Name:
                                          Title:

WITNESS:

/s/
------------------------



                                       CLARK MATERIAL HANDLING COMPANY

                                       By /s/
                                         --------------------------------------
                                         Name:
                                         Title:

WITNESS:

/s/
------------------------

                                                                    SCHEDULE 1.3

                                 ASSIGNED MARKS


I. UNITED STATES REGISTRATIONS

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
Clark             165,644                   01/05/08          Class 19 -
                                                              Motor
                                                              propelled
                                                              trucks

Clark             166,313                   01/05/08          Class 23 -
                  (Supp.                                      Tractors
                  Reg.)

Clark             507,796                   03/22/99          Class 19 -
                                                              Power operated
                                                              industrial
                                                              material
                                                              handling
                                                              trucks used
                                                              merely to
                                                              transport
                                                              goods

Clark             512,742                   7/26/99           Class 23 -
                                                              Power operated
                                                              gas engine &
                                                              electric
                                                              battery
                                                              powered
                                                              industrial
                                                              material
                                                              handling
                                                              tractors for
                                                              use in local
                                                              plant
                                                              operations

Clark             814,501                   9/06/06           Class 35 -
                                                              Tires

                                                                    Schedule 1.3
                                                                          Page 2

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
Clark             1,110,490                 1/02/99           Int'l. Class 7
                                                              - Automated
                                                              storage/retrie-
                                                              val systems
                                                              consisting of
                                                              machines &
                                                              apparatus for
                                                              handling,
                                                              storing &
                                                              retrieving
                                                              materials &
                                                              parts therefor

                                                                    Schedule 1.3
                                                                          Page 3


                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               -------           --------
Clarklift         660,744                   4/22/58           Power Operated
                                                              Industrial Lift
                                                              Trucks

Clarktor          596,737                   10/12/54          Towing Tractors

Clark             718,718                   7/18/61           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment

Clark             939,080                   7/25/72           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment,
                                                              Earth-Moving
                                                              and Loading
                                                              Machinery &
                                                              Truck-Trailers

                                                                    Schedule 1.3
                                                                          Page 4


II.  FOREIGN REGISTRATIONS

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
Clark             D250,228                  7/19/92           Class 16 -
                  (Australia)                                 Printed
                                                              publications
                                                              relating to any of
                                                              the following,
                                                              namely:
                                                              Earthmoving
                                                              equipment,
                                                              construction
                                                              equipment, road
                                                              making & logging
                                                              equipment,
                                                              handling
                                                              equipment, &
                                                              machinery &
                                                              attachments
                                                              therefor,
                                                              forklifts & other
                                                              industrial
                                                              machines for
                                                              handling &
                                                              lifting; carrying
                                                              & stacking
                                                              vehicles,
                                                              tractors, freight
                                                              container handling
                                                              equipment &
                                                              vehicles &
                                                              attachments
                                                              therefore & power
                                                              shovels & cranes

                                                                    Schedule 1.3
                                                                          Page 5

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
Clark             B290,971                  7/19/92           Printed
                  (Australia)                                 publications
                                                              relating to any of
                                                              the following,
                                                              namely:
                                                              earthmoving
                                                              equipment,
                                                              construction
                                                              equipment, road
                                                              making & logging
                                                              equipment,
                                                              handling
                                                              equipment, &
                                                              machinery &
                                                              attachments
                                                              therefor,
                                                              forklifts & other
                                                              industrial
                                                              machines for
                                                              handling &
                                                              lifting; carrying
                                                              & stacking
                                                              vehicles,
                                                              tractors, freight
                                                              container handling
                                                              equipment &
                                                              vehicles &
                                                              attachments
                                                              therefor & power
                                                              shovels & cranes

Clark             811941922                 7/15/96           Class 7.20,
                  (Brazil)                                    7.25, 7.5 -
                                                              Digging
                                                              conveyor
                                                              tractors
                                                              (conveying
                                                              shovels), on

                                                                    Schedule 1.3
                                                                          Page 6

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
-----             -----------               ---------         --------
                                                              tires, industrial
                                                              conveyor tractors
                                                              (conveying
                                                              shovels), on
                                                              tires; automotor
                                                              stackers,
                                                              self-propelled on-
                                                              tire hydraulic
                                                              cranes

Clark             811941906                 7/15/96           Classes 40.20 &
                  (Brazil)                                    40.25 -
                                                              Services: Renting
                                                              services of
                                                              digging conveyor
                                                              tractors on tires;
                                                              industrial
                                                              conveyor tractors
                                                              on tires,
                                                              automotor
                                                              stackers,
                                                              self-propelled on-
                                                              tire hydraulic
                                                              cranes, training
                                                              services of
                                                              operators for the
                                                              above products of
                                                              machinists of
                                                              mechanical &
                                                              servo-aid
                                                              transmission
                                                              maintenance, power
                                                              supply, steering
                                                              shafts &
                                                              propellers, torque
                                                              converters,

                                                                    Schedule 1.3
                                                                          Page 7

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
                                                              digging
                                                              conveyor
                                                              tractor on
                                                              tires,
                                                              industrial
                                                              conveyor
                                                              tractors, self-
                                                              propelled on-
                                                              tire hydraulic
                                                              cranes

Clark             797,491                   9/04/93           Classes 6, 7,
                  (W.                                         8, 9, 12 -
                  Germany)                                    Material
                                                              handling &
                                                              transporting,
                                                              earthmoving &
                                                              construction
                                                              machinery
                                                              including power
                                                              operated lift
                                                              trucks, stackers,
                                                              pallet & platform
                                                              trucks, industrial
                                                              & towing tractors,
                                                              loader-backhoe
                                                              vehicles, straddle
                                                              carriers, tractor
                                                              shovels, front end
                                                              loaders, scrapers,
                                                              bulldozers, timber
                                                              & lumber handling
                                                              vehicles,
                                                              personnel
                                                              carriers,
                                                              trailers,
                                                              semitrailers,
                                                              freight

                                                                    Schedule 1.3
                                                                          Page 8

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
                                                              carriers, shipping
                                                              containers for use
                                                              with vehicles,
                                                              truck bodies &
                                                              parts, attachments
                                                              & accessories
                                                              therefor, namely
                                                              devices for
                                                              loading,
                                                              unloading,
                                                              transporting,
                                                              lifting, raking,
                                                              opening, pulling,
                                                              pushing,
                                                              compressing,
                                                              fastening,
                                                              turning, holding,
                                                              removing,
                                                              weighing, digging,
                                                              shovelling,
                                                              transporting,
                                                              emptying,
                                                              protecting,
                                                              excavating,
                                                              transferring,
                                                              placing on edge,
                                                              enclosing with
                                                              fence, clearing
                                                              away, ploughing,
                                                              compressing,
                                                              connecting,
                                                              twisting materials
                                                              & objects

Clark             628,857                   5/15/01           Class 12 -
                  (W.                                         Power operated
                  Germany)                                    industrial
                                                              material

                                                                    Schedule 1.3
                                                                          Page 9

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
                                                              handling trucks
                                                              used merely to
                                                              transport goods,
                                                              and power operated
                                                              gas engine and
                                                              electric battery
                                                              powered industrial
                                                              material handling
                                                              tractors for use
                                                              in local plant
                                                              operation

Clark             418,718                   9/13/03           Classes 7 & 12
                  (Italy)                                     - Material
                                                              handling &
                                                              transporting,
                                                              earthmoving &
                                                              construction
                                                              machinery
                                                              including power
                                                              operated lift
                                                              trucks, stackers,
                                                              pallet & platform
                                                              trucks, industrial
                                                              & towing tractors,
                                                              loader-backhoe
                                                              vehicles, straddle
                                                              carriers, tractor
                                                              shovels, front end
                                                              loaders, scrapers,
                                                              bulldozers, timber
                                                              & lumber handling
                                                              vehicles,
                                                              personnel
                                                              carriers,

                                                                    Schedule 1.3
                                                                         Page 10

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------
                                                              trailers,
                                                              semitrailers,
                                                              freight carriers,
                                                              shipping
                                                              containers for use
                                                              with vehicles,
                                                              truck bodies &
                                                              parts, attachments
                                                              & accessories
                                                              therefor

                                                                    Schedule 1.3
                                                                         Page 11



                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               -------           --------
Clarklift         136460                    4/08/72           Power Operated
(Australia)                                                   Lift Trucks &
                                                              Towing
                                                              Tractors.

Clarklift         003179435                 9/15/85           Power Operated
(Brazil)                                                      Lift Trucks &
                                                              Towing
                                                              Tractors.

Clarklift         719,858                   4/02/78           Power Operated
                  (W.                                         Lift Trucks &
                  Germany)                                    Tractor Trucks.

Clarkstor         284927                    12/27/72          Automatic
                  (Italy)                                     Warehousing
                                                              Storage &
                                                              Retrieval Machines
                                                              & Control Units, &
                                                              Racks & Shelving
                                                              for Use Therewith.

Clark             A326615                   02/01/79          Rental & Hiring
Rental                                                        of Material
System                                                        Handling
(Australia)                                                   Equipment being
                                                              Vehicles &
                                                              Machinery Used
                                                              for Transporta-
                                                              tion & Storage
                                                              of Goods.

Clark             B379340                   02/01/79          Rental & Hiring
Rental                                                        of Vehicles
System                                                        Used for Soil
(Australia)                                                   Working, Earth
                                                              Moving, Timber
                                                              Processing,
                                                              Civil

                                                                    Schedule 1.3
                                                                         Page 12

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               -------           --------
                                                              Engineering
                                                              Construction,
                                                              Mining &
                                                              Agriculture.

Clark             007044747                 12/25/79          Renting of
Rental                                                        Material
System                                                        Handling
(Brazil)                                                      Equipment,
                                                              Earth Moving
                                                              Machinery &
                                                              Loading
                                                              Machinery.

Clark             1205461                   06/02/82          Renting of
Rental                                                        Material
System                                                        Handling
(France)                                                      Equipment,
                                                              Earth Moving &
                                                              Loading
                                                              Machinery &
                                                              Truck Trailers.

Clark             989,207                   04/02/79          Renting of
Rental                                                        Machines for
Systems                                                       Moving &
(W.                                                           Transporting
Germany)                                                      Machines &
                                                              Implements for
                                                              Moving &
                                                              Transporting of
                                                              Objects &
                                                              Materials, for
                                                              Earthmoving (also
                                                              as Construction
                                                              Machine) as well
                                                              as for Loading &
                                                              Unloading.

                                                                    Schedule 1.3
                                                                         Page 13

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               -------           --------
Clark             327349                    11/26/75          Renting of
Rental                                                        Material
System                                                        Handling
(Italy)                                                       Equipment,
                                                              Earth Moving &
                                                              Loading Machinery
                                                              & Truck Trailers,
                                                              Road Rolling
                                                              Machines,
                                                              Machinery for the
                                                              Spreading of Road
                                                              Materials &
                                                              Machinery for the
                                                              Spraying of Road
                                                              Materials.

                                                                    SCHEDULE 1.7

                                 REGISTRATIONS

With respect to each registration listed in this Schedule 1.7 wherein any product, service or class of a product or service is listed in brackets, Assignor shall file an application to amend seeking the deletion of all products and services which appear in bold-face and the addition of all products and services which are underlined.


I.  UNITED STATES REGISTRATIONS

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
Clark             *165,644                  01/05/08          Class 19 -
                                                              Motor
                                                              propelled
                                                              trucks

Clark             *166,313                  01/05/08          Class 23 -
                  (Supp.                                      Tractors
                  Reg.)

Clark             *507,796                  03/22/99          Class 19 -
                                                              Power operated
                                                              industrial
                                                              material
                                                              handling
                                                              trucks used
                                                              merely to
                                                              transport
                                                              goods

Clark             *  512,742                7/26/99           Class 23 -
                                                              Power operated
                                                              gas engine &
                                                              electric
                                                              battery
                                                              powered
                                                              industrial

--------------------------
* Each registration marked with an asterisk shall be assigned to Assignee pursuant to this Agreement.

                                                                    Schedule 1.7
                                                                          Page 2

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
                                                              material
                                                              handling
                                                              tractors for
                                                              use in local
                                                              plant
                                                              operations

Clark             *  814,501                19/06/06          Class 35 -
                                                              Tires

Clark             1,026,003                 6/02/95           [Int'l. Class
                                                              2 - Paint]

                                                              [Int'l. Class
                                                              3 - Battery
                                                              cleaners,
                                                              carburetor
                                                              cleanser &
                                                              degreasers]

                                                              Int'l. Class 4
                                                              -[Chain & cable
                                                              lubricants, metal
                                                              slide lubricants,
                                                              penetrating oils,
                                                              spray lubricants,
                                                              belt dressings,
                                                              engine
                                                              lubricants,]
                                                              transmission
                                                              lubricants,
                                                              [hydraulic
                                                              lubricants &
                                                              general purpose
                                                              lubricants]

                                                              [Int'l. Class
                                                              6 - Locks and
                                                              chains]

                                                                    Schedule 1.7
                                                                          Page 3

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
                                                              Int'l. Class 7 -
                                                              For mobile
                                                              machines the
                                                              following:
                                                              [Operator's cab
                                                              assemblies,
                                                              roll-over
                                                              protection
                                                              structures, guard
                                                              elements, seats,
                                                              heaters, locks,
                                                              hydraulic systems,
                                                              hydraulic
                                                              actuators,
                                                              hydraulic
                                                              cylinders,
                                                              hydraulic pistons,
                                                              hydraulic hose,
                                                              hydraulic fluid;
                                                              packing, guides,]
                                                              torque converters,
                                                              axles, axle
                                                              housings, [fork
                                                              truck mast
                                                              assemblies, forks,
                                                              chains, loader
                                                              buckets, & boom
                                                              assemblies]

                                                              [Int'l. Class
                                                              9 - Electric
                                                              Rotors,

                                                                    Schedule 1.7
                                                                          Page 4

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
                                                              electric wire,
                                                              electric contact
                                                              tips, electric
                                                              lights, light
                                                              fixtures, backup
                                                              alarms, & fire
                                                              extinguishers]

                                                              [Int'l. Claus
                                                              11 - Heaters]

                                                              Int'l. Class 12 -
                                                              For land vehicles
                                                              the following:
                                                              [new and
                                                              remanufactured
                                                              internal
                                                              combustion
                                                              engines, engine
                                                              accessories,
                                                              radiators,
                                                              adaptors,
                                                              bearings,
                                                              brackets,
                                                              bushings, clamps,
                                                              covers, cutting
                                                              edges, gussets,
                                                              bucket teeth,
                                                              lubrication
                                                              elements, wear
                                                              caps, controls,
                                                              couplers,
                                                              diaphragms, engine
                                                              governors,
                                                              pistons, rings,
                                                              pumps, sheaves,
                                                              sprockets, fan

                                                                    Schedule 1.7
                                                                          Page 5

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
                                                              belts, oil
                                                              filters, air
                                                              filters, forks,
                                                              gears, seals,]
                                                              torque converters,
                                                              [clutches,
                                                              universal joints,
                                                              differentials,
                                                              tires, instrument
                                                              panels, operators'
                                                              cab assemblies,
                                                              guard elements,
                                                              hydraulic
                                                              cylinders,
                                                              hydraulic hose,]
                                                              axles, [boom
                                                              assemblies; fuel
                                                              filters,
                                                              fasteners,
                                                              fittings, flanges,
                                                              gaskets, gages,
                                                              electrical
                                                              systems,
                                                              batteries,
                                                              armatures,
                                                              capacitors, wire
                                                              harness, meters,
                                                              electrical
                                                              instruments,
                                                              motors, coils,
                                                              condensers
                                                              connectors,
                                                              regulators,
                                                              relays, rotors,
                                                              solenoids, fuses,

                                                                    Schedule 1.7
                                                                          Page 6

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
                                                              switches, wiring,
                                                              yokes,]
                                                              transmissions,
                                                              [housings, loader
                                                              buckets, shafts,
                                                              sprags, impellers,
                                                              springs,] axle
                                                              housings.
                                                              [Wheels,] brakes,
                                                              (instruments,
                                                              roll-over
                                                              protection
                                                              structures,
                                                              hydraulic
                                                              actuators,
                                                              hydraulic pistons,
                                                              guides and fork
                                                              truck mast
                                                              assemblies]

                                                                   [Int'l. Class
                                                                  17 - Packings]

                                                                   [Int'l. Class
                                                                     20 - Seats]

                                                                    Schedule 1.7
                                                                          Page 7

                  Regis-
Mark              tration No.               Exp. Date         Goods/Services
----              -----------               ---------         --------------
Clark             * 1,110,490               1/02/99           Int'l. Class 7
                                                              - Automated
                                                              storage/retrie-
                                                              val systems
                                                              consisting of
                                                              machines &
                                                              apparatus for
                                                              handling,
                                                              storing &
                                                              retrieving
                                                              materials &
                                                              parts therefor

Clark             1,142,245                 12/09/00          Int'l. Class 7
                                                              - [Front
                                                              loaders,
                                                              bulldozers,]
                                                              axles for
                                                              machines,
                                                              torque
                                                              converters for
                                                              machines,
                                                              [winches, and
                                                              parts
                                                              therefor]

                                                              Int'l. Class
                                                              12 - [Lift
                                                              trucks, pallet
                                                              trucks,
                                                              platform
                                                              trucks, towing
                                                              tractors,]
                                                              axles for land
                                                              vehicles,
                                                              transmissions
                                                              for land
                                                              vehicles, and
                                                              parts therefor

                                                                    Schedule 1.7
                                                                          Page 8

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               ---------         --------------
Clarklift         * 660,744                 4/22/58           Power Operated
                                                              Industrial Lift
                                                              Trucks

Clarktor          * 596,737                 10/12/54          Towing Tractors

Clark             * 718,718                 7/18/61           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment

Clark             * 939,080                 7/25/72           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment,
                                                              Earth-Moving
                                                              and Loading
                                                              Machinery &
                                                              Truck-Trailers

                                                                    Schedule 1.7
                                                                          Page 9

II.  FOREIGN REGISTRATIONS

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark              A293773                  1/28/97           Class 12 -
                  (Australia)                                 Vehicles &
                                                              trailers for
                                                              soil-working,
                                                              earthmoving,
                                                              [materials
                                                              handling,] timber
                                                              handling, timber
                                                              processing, civil
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture,
                                                              horticulture,
                                                              transport &
                                                              personnel carrying
                                                              & parts, fittings
                                                              & accessories for
                                                              all the aforesaid,
                                                              the foregoing
                                                              goods including
                                                              their said
                                                              fittings &
                                                              accessories

                                                                    Schedule 1.7
                                                                         Page 10

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------
Clark              B307894                  6/07/98           Class 7 -
                  (Australia)                                 Machines,
                                                              equipment &
                                                              apparatus for
                                                              Boil-working,
                                                              earthmoving,
                                                              [materials
                                                              handling,] timber
                                                              handling, timber
                                                              processing, civil
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture &
                                                              horticulture;
                                                              cranes; & parts,
                                                              fittings &
                                                              accessories for
                                                              all the foregoing

                                                                    Schedule 1.7
                                                                         Page 11


                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             * D250,228                7/19/92           Class 16 -
                  (Australia)                                 Printed
                                                              publications
                                                              relating to any of
                                                              the following,
                                                              namely:
                                                              Earthmoving
                                                              equipment,
                                                              construction
                                                              equipment, road
                                                              making & logging
                                                              equipment,
                                                              handling
                                                              equipment, &
                                                              machinery &
                                                              attachments
                                                              therefor,
                                                              forklifts & other
                                                              industrial
                                                              machines for
                                                              handling &
                                                              lifting; carrying
                                                              & stacking
                                                              vehicles,
                                                              tractors, freight
                                                              container handling
                                                              equipment &
                                                              vehicles &
                                                              attachments
                                                              therefore & power
                                                              shovels & cranes

                                                                    Schedule 1.7
                                                                         Page 12

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             * B290,971                7/19/92           Printed
                    (Australia)                               publications
                                                              relating to any
                                                              of the
                                                              following,
                                                              namely:
                                                              earthmoving
                                                              equipment,
                                                              construction
                                                              equipment, road
                                                              making &
                                                              logging
                                                              equipment,
                                                              handling
                                                              equipment, &
                                                              machinery &
                                                              attachments
                                                              there for,
                                                              forklifts &
                                                              other
                                                              industrial
                                                              machines for
                                                              handling &
                                                              lifting;
                                                              carrying &
                                                              stacking
                                                              vehicles,
                                                              tractors,
                                                              freight
                                                              container
                                                              handling
                                                              equipment &
                                                              vehicles &
                                                              attachments
                                                              therefor &
                                                              power shovels &
                                                              cranes

                                                                    Schedule 1.7
                                                                         Page 13

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             071,609                   10/26/98          Classes [1, 2,
                  (Benelux)                                   4, 5, 6,] 7,

                                                              [8, 9, 10, 11,]
                                                              12, [16, 17, 18,
                                                              19, 20, 21, 29,
                                                              30, 31, 32, 33]

                                                              Class 7 [Axles,
                                                              transmissions,
                                                              transaxles, torque
                                                              converters and
                                                              brakes for
                                                              machinery and
                                                              equipment and
                                                              apparatus for soil
                                                              working,
                                                              earthmoving,
                                                              timber handling
                                                              and processing,
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                              Class 12 [Axles,
                                                              transmissions,
                                                              transaxles torque
                                                              converters and
                                                              brakes for
                                                              vehicles and
                                                              trailers for soil
                                                              working,

                                                                    Schedule 1.7
                                                                         Page 14

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------
                                                              earthmoving,
                                                              timber handling
                                                              and Processing,
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

Clark             * 1272/                   5/31/00           Class 7 - Motor
                  0235.941                                    propelled
                  (Brazil)                                    trucks,
                                                              including
                                                              industrial
                                                              trucks &
                                                              tractors

Clark             003067858                 10/20/94          Class 7.60 -
                  (Brazil)                                    Transmissions &
                                                              torque
                                                              converters[, &
                                                              rotary
                                                              couplers]

Clark             * 811941922               7/15/96           Class 7.20,
                    (Brazil)                                  7.25, 7.5 -
                                                              Digging conveyor
                                                              tractors
                                                              (conveying
                                                              shovels), on
                                                              tires, industrial
                                                              conveyor tractors
                                                              (conveying
                                                              shovels), on
                                                              tires;

                                                                    Schedule 1.7
                                                                         Page 15

                  Regis-                                         Goods/
Mark              tration No.               Exp. Date            Services
----              -----------               ---------         --------------
                                                              automotor
                                                              stackers, self-
                                                              propelled on-
                                                              tire hydraulic
                                                              cranes

Clark             * 811941906               7/15/96           Classes 40.20 &
                    (Brazil)                                  40.25 -
                                                              Services: Renting
                                                              services of
                                                              digging conveyor
                                                              tractors on tires;
                                                              industrial
                                                              conveyor tractors
                                                              on tires,
                                                              automotor
                                                              stackers,
                                                              self-propelled on-
                                                              tire hydraulic
                                                              cranes, training
                                                              services of
                                                              operators for the
                                                              above products of
                                                              machinists of
                                                              mechanical &
                                                              servo-aid
                                                              transmission
                                                              maintenance, power
                                                              supply, steering
                                                              shafts &
                                                              propellers, torque
                                                              converters,
                                                              digging conveyor
                                                              tractor on tires,
                                                              industrial
                                                              conveyor tractors,
                                                              self-

                                                                    Schedule 1.7
                                                                         Page 16

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------
                                                              propelled on-
                                                              tire hydraulic
                                                              cranes

Clark             1,453,861                 3/10/98           [Classes 1-22 &
                  (France)                                    22-42 - All
                                                              goods in these
                                                              classes]

                                                              Class 7 [Axles,
                                                              transmissions,
                                                              transaxles torque
                                                              converters and
                                                              brakes for
                                                              machinery and
                                                              equipment and
                                                              apparatus for soil
                                                              working,
                                                              earthmoving timber
                                                              handling and
                                                              processing,
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                              Class 12 -
                                                              [Axles,
                                                              transmissions,
                                                              transaxles
                                                              torque
                                                              converters and
                                                              brakes for
                                                              vehicles and
                                                              trailers for

                                                                    Schedule 1.7
                                                                         Page 17

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------
                                                              soil working,
                                                              earthmoving timber
                                                              handling and
                                                              processing,
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                                    Schedule 1.7
                                                                         Page 18

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             907295                    5/31/99           Classes [1, 6,]
                  (W.                                         7, [11,] 12,
                  Germany)                                    [17 & 19]

                                                              Class 7 [Axles,
                                                              transmissions,
                                                              transaxles torque
                                                              converters and
                                                              brakes for
                                                              machinery and
                                                              equipment and
                                                              apparatus for soil
                                                              working.
                                                              earthmoving,
                                                              timber handling
                                                              and processing.
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                              Class 12 [Axles,
                                                              transmissions,
                                                              transaxles, torque
                                                              converters and
                                                              brakes for
                                                              vehicles and
                                                              trailers for soil
                                                              working,
                                                              earthmoving,
                                                              timber handling
                                                              and processing,
                                                              engineering

                                                                    Schedule 1.7
                                                                         Page 19

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture,
                                                              and off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                                    Schedule 1.7
                                                                         Page 20

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             * 797,491                 9/04/93           Classes 6, 7,
                    (W.                                       8, 9, 12 -
                  Germany)                                    Material
                                                              handling &
                                                              transporting,
                                                              earthmoving &
                                                              construction
                                                              machinery
                                                              including power
                                                              operated lift
                                                              trucks,
                                                              stackers,
                                                              pallet &
                                                              platform
                                                              trucks,
                                                              industrial &
                                                              towing
                                                              tractors,
                                                              loader-backhoe
                                                              vehicles,
                                                              straddle
                                                              carriers,
                                                              tractor
                                                              shovels, front
                                                              end loaders,
                                                              scrapers,
                                                              bulldozers,
                                                              timber & lumber
                                                              handling
                                                              vehicles,
                                                              personnel
                                                              carriers,
                                                              trailers, semi-
                                                              trailers,
                                                              freight
                                                              carriers,
                                                              shipping
                                                              containers for
                                                              use with
                                                              vehicles, truck
                                                              bodies & parts,
                                                              attachments &
                                                              accessories
                                                              therefor,
                                                              namely devices
                                                              for loading,

                                                                    Schedule 1.7
                                                                         Page 21

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

                                                              unloading,
                                                              transporting,
                                                              lifting, raking,
                                                              opening, pulling,
                                                              pushing,
                                                              compressing,
                                                              fastening,
                                                              turning, holding,
                                                              removing,
                                                              weighing, digging,
                                                              shovelling,
                                                              transporting,
                                                              emptying,
                                                              protecting,
                                                              excavating,
                                                              transferring,
                                                              placing on edge,
                                                              enclosing with
                                                              fence, clearing
                                                              away, ploughing,
                                                              compressing,
                                                              connecting,
                                                              twisting materials
                                                              & objects

                                                                    Schedule 1.7
                                                                         Page 22

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             * 628,857                 5/15/01           Class 12 -
                  (W.                                         Power operated
                  Germany)                                    industrial
                                                              material handling
                                                              trucks used merely
                                                              to transport
                                                              goods, and power
                                                              operated gas
                                                              engine and
                                                              electric battery
                                                              powered industrial
                                                              material handling
                                                              tractors for use
                                                              in local plant
                                                              operation

                                                                    Schedule 1.7
                                                                         Page 23

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             * 418,718                 9/13/03           Classes 7 & 12
                  (Italy)                                     - Material
                                                              handling &
                                                              transporting,
                                                              earthmoving &
                                                              construction
                                                              machinery
                                                              including power
                                                              operated lift
                                                              trucks, stackers,
                                                              pallet & platform
                                                              trucks, industrial
                                                              & towing tractors,
                                                              loader-backhoe
                                                              vehicles, straddle
                                                              carriers, tractor
                                                              shovels, front end
                                                              loaders, scrapers,
                                                              bulldozers, timber
                                                              & lumber handling
                                                              vehicles,
                                                              personnel
                                                              carriers,
                                                              trailers,
                                                              semitrailers,
                                                              freight carriers,
                                                              shipping
                                                              containers for use
                                                              with vehicles,
                                                              truck bodies &
                                                              parts, attachments
                                                              & accessories
                                                              therefor

                                                                    Schedule 1.7
                                                                         Page 24

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             248,450                   5/31/09           Classes [1, 2,
                  (Italy)                                     4, 6,] 7, [8,
                                                              9, 11,] 12,
                                                              [17, 19 & 20]

                                                              Class 7 [Axles,
                                                              transmissions,
                                                              transaxles, torque
                                                              converters and
                                                              brakes for
                                                              machinery and
                                                              equipment and
                                                              apparatus for soil
                                                              working.
                                                              earthmoving,
                                                              timber handling
                                                              and Processing,
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture, and
                                                              off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

                                                              Class 12 [Axles,
                                                              transmissions,
                                                              transaxles torque
                                                              converters and
                                                              brakes for
                                                              vehicles and
                                                              trailers for soil
                                                              working,
                                                              earthmoving,
                                                              timber handling
                                                              and processing,

                                                                    Schedule 1.7
                                                                         Page 25


                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------
                                                              engineering
                                                              construction,
                                                              mining,
                                                              agriculture and
                                                              horticulture,
                                                              and off-highway
                                                              transport and
                                                              personnel
                                                              carrying, and
                                                              parts, fittings
                                                              and accessories
                                                              for all of the
                                                              foregoing.]

Clark             954,512                   12/21/91          Class 9 -
                  (Japan)                   (Renewal
                                            applied           [Axles,
                                            for)              transmissions,
                                                              transaxles, torque
                                                              converters and
                                                              brakes for]
                                                              industrial
                                                              machinery &
                                                              implements [& all
                                                              other goods
                                                              belonging to this
                                                              Class (excluding
                                                              troughs, cages for
                                                              poultry, printing
                                                              & bookbinding
                                                              machinery &
                                                              implements,
                                                              buffers, springs,
                                                              pipe fittings,
                                                              packing and
                                                              gaskets)]

Clark             998,975                   11/08/92          Class 11 -
                  (Japan)                                     [Axles,
                                                              transmissions,
                                                              transaxles,
                                                              torque
                                                              converters and

                                                                    Schedule 1.7
                                                                         Page 26

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

                                                              brakes for]
                                                              electrical
                                                              machinery &
                                                              implements
                                                              [(excluding
                                                              household electric
                                                              appliances),
                                                              telephone
                                                              apparatus, wire
                                                              communication
                                                              apparatus, carrier
                                                              apparatus,
                                                              wireless
                                                              communication
                                                              apparatus, applied
                                                              radio apparatus,
                                                              remote control &
                                                              telemetering
                                                              apparatus, parts &
                                                              accessories of
                                                              electric
                                                              communication
                                                              machinery &
                                                              implements,
                                                              applied electronic
                                                              machinery &
                                                              apparatus,
                                                              electric
                                                              materials]

                                                                    Schedule 1.7
                                                                         Page 27

                  Regis-                                      Goods/
Mark              tration No.               Exp. Date         Services
----              -----------               ---------         --------------

Clark             1,898,379                 10/28/96          Class 12 -
                  (Japan)                                     [Axles,
                                                              transmissions,
                                                              transaxles
                                                              torque
                                                              converters and
                                                              brakes for]
                                                              transportation
                                                              equipment, &
                                                              parts &
                                                              accessories

                                                                    Schedule 1.7
                                                                         Page 28

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               ---------         --------------


Clarklift         * 136460                  4/08/72           Power Operated
(Australia)                                                   Lift Trucks &
                                                              Towing
                                                              Tractors.

Clarklift         370,656                   10/7/80           [Power operated
(Benelux)                                                     Industrial Lift
                                                              Trucks,] all Goods
                                                              Included in this
                                                              Class, excluding
                                                              forklift trucks,
                                                              industrial trucks,
                                                              tow tractors,
                                                              tuggers, powered
                                                              hand trucks,
                                                              walkies and other
                                                              types of mobile
                                                              material handling
                                                              equipment, as well
                                                              as parts,
                                                              accessories and
                                                              attachments
                                                              relating to any of
                                                              the foregoing.

Clarklift         * 003179435               9/15/85           Power Operated
(Brazil)                                                      Lift Trucks &
                                                              Towing
                                                              Tractors.

Clarklift         1,241,099                 7/18/83           [Power Operated
(France)                                                      Industrial Lift
                                                              Trucks,] all
                                                              Goods Included
                                                              in this Class,
                                                              excluding
                                                              forklift

                                                                    Schedule 1.7
                                                                         Page 29

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               ---------         --------------
                                                              trucks, industrial
                                                              trucks, tow
                                                              tractors, tuggers
                                                              powered hand
                                                              trucks, walkies
                                                              and other types of
                                                              mobile material
                                                              handling
                                                              equipment, as well
                                                              as parts,
                                                              accessories and
                                                              attachments
                                                              relating to any of
                                                              the foregoing.

Clarklift         * 719,858                 4/02/78           Power Operated
 (W.                                                          Lift Trucks &
 Germany)                                                     Tractor Trucks.

Clarkstor         * 284927                  12/27/72          Automatic
(Italy)                                                       Warehousing
                                                              Storage &
                                                              Retrieval Machines
                                                              & Control Units, &
                                                              Racks & Shelving
                                                              for Use Therewith.

Clark             * A326615                 02/01/79          Rental & Hiring
Rental                                                        of Material
System                                                        Handling
(Australia)                                                   Equipment being
                                                              Vehicles &
                                                              Machinery Used
                                                              for Transporta-
                                                              tion & Storage
                                                              of Goods.

Clark             *B379340                  02/01/79          Rental & Hiring

                                                                    Schedule 1.7
                                                                         Page 30

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               ---------         --------------
Rental                                                        of Vehicles
System                                                        Used for Soil
(Australia)                                                   Working, Earth
                                                              Moving, Timber
                                                              Processing,
                                                              Civil
                                                              Engineering
                                                              Construction,
                                                              Mining &
                                                              Agriculture.

Clark             * 007044747               12/25/79          Renting of
Rental                                                        Material
System                                                        Handling
(Brazil)                                                      Equipment,
                                                              Earth Moving
                                                              Machinery &
                                                              Loading
                                                              Machinery.

Clark             * 1205461                 06/02/82          Renting of
Rental                                                        Material
System                                                        Handling
(France)                                                      Equipment,
                                                              Earth-Moving &
                                                              Loading
                                                              Machinery &
                                                              Truck Trailers.

                                                                    Schedule 1.7
                                                                         Page 31

                                            Date of
                  Regis-                    Regis-            Good/
Mark              tration No.               tration           Services
----              -----------               ---------         --------------
Clark             * 989,207                 04/02/79          Renting of
Rental                                                        Machines for
Systems                                                       Moving &
(W.                                                           Transporting
Germany)                                                      Machines &
                                                              Implements for
                                                              Moving &
                                                              Transporting of
                                                              Objects & Materials
                                                              for Earthmoving
                                                              (also as
                                                              Construction
                                                              Machine) as well as
                                                              for Loading &
                                                              Unloading.

Clark             * 327349                  11/26/75          Renting of
Rental                                                        Material
System                                                        Handling
(Italy)                                                       Equipment,
                                                              Earth Moving &
                                                              Loading Machinery
                                                              & Truck Trailers,
                                                              Road Rolling
                                                              Machines,
                                                              Machinery for the
                                                              Spreading of Road
                                                              Materials &
                                                              Machinery for the
                                                              Spraying of Road
                                                              Materials.

                                                                  SCHEDULE 2.1.2

                              TRADEMARK ASSIGNMENT

         WHEREAS, CLARK EQUIPMENT COMPANY, a Delaware corporation, having its principal place of business at 100 North Michigan Street, South Bend, Indiana, owns all right, title and interest in and to the trademarks described and set forth on Attachment "A" hereto and the United States trademark registrations in respect thereof (the "Marks"); and

         WHEREAS, CLARK MATERIAL HANDLING COMPANY, a Kentucky corporation, with principal offices at 333 West Vine Street, Lexington, Kentucky, desires to acquire, and CLARK EQUIPMENT COMPANY has agreed to transfer to CLARK MATERIAL HANDLING COMPANY, said Marks;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, CLARK EQUIPMENT COMPANY does hereby assign and transfer to CLARK MATERIAL HANDLING COMPANY its entire right, title and interest in and to the Marks, as are more particularly described and set forth on Attachment "A" hereto, together with the goodwill of the business symbolized by the Marks and all claims for damages for past infringements of such Marks.

IN WITNESS WHEREOF, CLARK EQUIPMENT COMPANY has caused this instrument to be executed in its name and on its behalf by its officer, duly authorized thereunto, effective as of the 31st day of July, 1992.

                                    CLARK EQUIPMENT COMPANY

                                    By____________________________

                                     Title:

STATE OF NEW YORK          )
                           :  ss.:

COUNTY OF NEW YORK         )

         On this 31st day of July, 1992, before me personally appeared ________________________, to me known who, being by me duly sworn, did depose and say that he resides at ____________________________ and that he is _____________________ of CLARK EQUIPMENT COMPANY described herein and which executed the foregoing instrument and that he signed his name thereto pursuant to the authority by said CLARK EQUIPMENT COMPANY.

                                    _______________________________
                                    Notary Public

                                                     SCHEDULE 2.1.2
                                                     ATTACHMENT "A"

                                   ASSIGNMENT
                            OF U.S. TRADEMARKS FROM
                           CLARK EQUIPMENT COMPANY TO
                        CLARK MATERIAL HANDLING COMPANY

                  Regis-                                      Goods/
Mark              tration No.               Issue Date        Services
----              -----------               ---------         --------------

Clark             165,644                   3/13/23           Class 19 -
                                                              Motor
                                                              propelled
                                                              trucks

Clark             166,313                   3/27/23           Class 23 -
                  (Supp.                                      Tractors
                  Reg. )

Clark             507,796                   3/22/49           Class 19 -
                                                              Power operated
                                                              industrial
                                                              material
                                                              handling
                                                              trucks used
                                                              merely to
                                                              transport
                                                              goods

Clark             512,742                   7/26/49           Class 23 -
                                                              Power operated
                                                              gas engine &
                                                              electric
                                                              battery
                                                              powered
                                                              industrial
                                                              material
                                                              handling
                                                              tractors for
                                                              use in local
                                                              plant
                                                              operations

Clark             814,501                   9/6/66            Class 35 -
                                                              Tires

                                                                  Schedule 2.1.2
                                                                  Attachment "A"
                                                                          Page 2

                  Regis-                                      Goods/
Mark              tration No.               Issue Date        Services
----              -----------               ---------         --------------
Clark             1,110,409                 1/2/79            Int'l. Class 7
                                                              - Automated
                                                              storage/retrie-
                                                              val systems
                                                              consisting of
                                                              machines &
                                                              apparatus for
                                                              handling,
                                                              storing &
                                                              retrieving
                                                              materials &
                                                              parts therefor

                                                                  Schedule 2.1.2
                                                                  Attachment "A"
                                                                          Page 3

                  Regis-                                      Goods/
Mark              tration No.               Issue Date        Services
----              -----------               ---------         --------------
Clarklift         660,744                   4/22/58           Power Operated
                                                              Industrial Lift
                                                              Trucks

Clarktor          596,737                   10/12/54          Towing Tractors

Clark             718,718                   7/18/61           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment

Clark             939,080                   7/25/72           Renting of
Rental                                                        Material
System                                                        Handling
                                                              Equipment,
                                                              Earth-Moving
                                                              and Loading
                                                              Machinery &
                                                              Truck-Trailers